UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                   FORM 8-K/A

                                AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      December 12, 2003
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                              CFB BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)


       Tennessee                    000-50242                   62-1619339
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 1015 Main Street, Wartburg, Tennessee                         37887
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:        423/346-2265
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          (Former Name or Former Address, if Changed Since Last Report)

Explanatory Note.

     CFB Bancshares, Inc. (the "Company") is filing this Amendment No. 1 to the Form 8-K which it filed on December 12, 2003 to amend and supplement the information contained therein.


Item 5.  Other Events.


     On December 12, 2003, the Company announced that it has extended its tender offer (the "Offer") to purchase up to 45,454 shares of the Company's Common Stock, $1.00 par value, at $22.00 per share. The Company is announcing today that the Offer will expire on January 23, 2004 unless the Offer is extended again or the Offer is terminated earlier. As of December 12, 2003, 31,447 shares have been deposited with the stock transfer agent.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CFB Bancshares, Inc.



Dated:   December 17, 2003            By:/s/ Billy M. Rice
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                                      Billy M. Rice
                                      President and Chief Executive Officer